Exhibit 99.2

Natera, Inc. Investor presentation Q3 2024 Earnings Call Nov. 12, 2024 1

Not for reproduction or further distribution. This presentation contains forward - looking statements under the meaning of the Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, and our strategies, goals and general business and market conditions are forward - looking statements . These forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including : we face numerous uncertainties and challenges in achieving our financial projections and goals ; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners ; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future ; our quarterly results may fluctuate from period to period ; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate ; we may be unable to compete successfully with existing or future products or services offered by our competitors ; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources ; we may not be successful in commercializing our cloud - based distribution model ; our products may not perform as expected ; the results of our clinical studies, including our SNP - based Microdeletion and Aneuploidy Registry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances ; if either of our primary CLIA - certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed ; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers ; if we are unable to successfully scale our operations, our business could suffer ; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources ; we may be unable to expand, obtain or maintain third - party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received ; third - party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors ; we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post - market controls, if and when the FDA begins actively regulating our tests pursuant to recently enacted FDA regulations ; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time - consuming and could limit our ability to commercialize our products or services ; any inability to effectively protect our proprietary technology could harm our competitive position or our brand ; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations . We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10 - K and 10 - Q and in other filings we make with the SEC from time to time . Moreover, we operate in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied . As a result, you should not place undue reliance on our forward - looking statements . Except as required by law, we undertake no obligation to update publicly any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations . We file reports, proxy statements, and other information with the SEC . Such reports, proxy statements, and other information concerning us is available at http : //www . sec . gov . Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc . , 13011 McCallen Pass, Building A Suite 100 , Austin, TX 78753 . Our telephone number is (650) 980 - 9190 . 2 Safe harbor statement

Q3 2024 highlights and recent business updates

- Revenue of $439.8M in Q3 2024 vs $268.3M in Q3 2023; year-over-year growth of 64%.
- ~776K total tests processed in Q3 2024 vs ~626K in Q3 2023; year-over-year growth of 24%.
- ~137K oncology tests in Q3 2024 vs ~89K in Q3 2023; year-over-year growth of 54%. Signatera clinical units grew ~11.4K units over Q2 2024, and grew a record ~48K vs Q3 2023.
- Gross margin[1] of 62% in Q3 2024 vs 45% in Q3 2023.
- Generated ~$34.5M in cash inflow[2] in Q3 2024.
- **Raising outlook**: revenue of $1.61 – $1.64B; gross margin of 58% – 61%; and $50 – $75 million in cash[2].
- ESMO presentation and concurrent *Nature Medicine* publication demonstrate Signatera's ability to predict overall survival and chemotherapy benefit in colorectal cancer.
- Completed MRD analysis of CALGB (Alliance)/SWOG 80702, a large, randomized, phase III trial in colorectal cancer.

1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues.
2. Cash inflow for the quarter ended September 30, 2024, is derived from the GAAP Statement of Cash Flows as follows: net cash provided by operating activities of $51.8 million, net cash provided by financing activities of $1.7 million, offset by net cash used in investing activities for purchases of property and equipment, and investment in related party of $19.0 million.

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natera

3

Quarterly volumes demonstrate continued momentum

Core Volume Drivers

- New features and products leading to women's health account wins
- New data and guidelines driving organ health
- Signatera continues to ramp



200K
262K
407K
518K
626K
776K
Q3'19
Q3'20
Q3'21
Q3'22
Q3'23
Q3'24

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Not for reproduction or further distribution. 37K 37K 38K 44K 46K 48K 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 5 Signatera clinical units jump again, up ~11.4K units in Q3 2024 vs Q2 2024; record year - over - year growth 52K 61K 72K 81K 91K 106K 118K 130K 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Signatera clinical tests processed Clinical test unit growth 1 (change in clinical units y/y) 1. Clinical test unit growth is calculated as the difference between current quarter Signatera clinical volume and the prior year respective quarter Signatera clinical volume.

Record revenue growth quarter


Total revenues:
YoY Q3 trend
$78M
$98M
$158M
$211M
$268M
$440M
26%
61%
33%
27%
64%
Q3'19
Q3'20
Q3'21
Q3'22
Q3'23
Q3'24


Total revenues:
Last consecutive quarters
$261M
$268M
$311M
$368M
$413M
$440M
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

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6

ASPs and COGS execution ahead of plan

- Underlying gross margins (excluding true ups) increased ~400+ bps in Q3 2024 over Q2 2024
- Significant sequential step up in ASPs
- Cash collection exceeding expectations, driving true-ups
- Continued momentum in COGS projects

Gross margins quarterly trend



39%
45%
45%
51%
57%
59%
62%
~2% true up benefit
~4% true up benefit
~4% true up benefit
~3% true up benefit
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

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natera

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Third consecutive cash flow positive quarter

- **Executing the strategy:** cash flow improvement driven by continued revenue growth, improving gross margins, and stable operating expenses
- Significant free cash flow generation in Q3 demonstrates continued operating leverage in the business



Trend for quarterly cash burn / cash flow[2]
($ in millions)
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
($162)[1]
($110)
($113)
($88)
($86)[1]
($78)
($38)
($61)
$3
$3
$34.5

1. Non-GAAP cash burn included $13.4 million change in unrealized loss and amortization or accretion on investments from the GAAP Statement of Cash Flows during the first quarter 2022. Non-GAAP cash burn included $3.8 million change in unrealized gain and amortization or accretion on investments from the GAAP Statement of Cash Flows during the first quarter 2023.
2. Non-GAAP cash (outflows) inflows for each quarter is derived from the GAAP Statement of Cash Flows as follows: net cash provided by operating activities plus net cash provided by financing activities, offset by net cash used in investing activities for purchases of property and equipment, acquisition of intangibles and investment in related party.

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natera

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Not for reproduction or further distribution. 9 First - of - its - kind GALAXY data published in Nature Medicine and presented at ESMO Signatera status was predictive of overall survival (OS) Nearly 10x advantage in OS at 36 mos. Signatera was predictive of an OS benefit from ACT ~50% lower risk of death Signatera clearance after ACT was associated with improved OS Patients with sustained clearance had 24 - month OS benefit of 100% Study Highlights: 2,240 Stage II - IV CRC Patients

Not for reproduction or further distribution. 10 Completed analysis of randomized, phase III CRC trial First - of - its - kind analysis from CALGB (Alliance)/SWOG 80702 trial of >1K patients; presenting results at ASCO GI in Jan. 2025 Study Highlights Study Schema • Pre - specified analysis of CALGB (Alliance)/ SWOG 80702, a randomized, phase III trial. • Study objective: to evaluate if Signatera can identify which patients may benefit from the addition of celecoxib to standard of care ACT. • Primary endpoint is DFS; secondary endpoint is OS. • Initial readout expected in 2025. ACT + Celecoxib ACT + Placebo Randomization Resected Stage III Colon Cancer (N = 1,011 patients with Signatera results)

Not for reproduction or further distribution. 11 Celecoxib utility in colorectal cancer patients Celecoxib summary & profile Potential benefit to CRC patients Addressing an unmet need • Some evidence suggests that NSAIDs reduce the risk of precancer adenomas and CRC. 1 • Celecoxib is a nonsteroidal anti - inflammatory drug (NSAID). • NSAIDs are widely available, typically well - tolerated and generally affordable. • There is a critical need to identify new therapies to reduce recurrence risk in CRC. • The analysis of CALGB (Alliance)/SWOG 80702 is the first randomized study to address this need. 1. BMJ2016;355:i6188

Not for reproduction or further distribution. FY24 Q3 financial overview 1. Cash and investments also include cash equivalents and restricted cash. 2. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is $287.5 million as of September 30, 2024. All outstanding convertible senior notes were redeemed or converted on October 11, 2024. ($ in millions, except for per share data) Change Q/Q Jun 30, 2024 Sep 30, 2024 Balance sheet $35. 2 $887.1 $922.3 Cash & investments 1 $ — $80.4 $80.4 UBS line of credit $0.3 $283.6 $283.9 Convertible senior notes 2 Change Y/Y FY23 Q3 FY24 Q3 $170.9 $265.2 $436.1 Product revenues $0.5 $3.1 $3.6 Licensing and other revenues $171.5 $268.3 $439.8 Total revenues 16.7% 45.1% 61.8% Gross margin % $19.7 $77.2 $96.9 R&D $59.4 $154.7 $214.2 SG&A $0.69 ($0.95) ($0.26) Net loss per diluted share 12

Not for reproduction or further distribution. Key drivers Current Q2 24 Q1 24 Original Guide ($ millions) Continued volume growth, conservative ASPs, strong oncology contribution $1,610 – $1,640 $ 1,490 – $1,520 $ 1,420 – $1, 450 $ 1,320 – $1, 350 Revenue ASPs, COGS on track 58% – 61% 54% – 56% 53% – 55% 50% – 53 % Gross margin % revenue Accelerating growth plans $ 775 – $ 825 $ 700 – $ 750 $ 700 – $ 750 $ 630 – $ 650 SG&A Continued substantial investment in R&D $3 75 – $ 400 $ 350 – $ 375 $ 350 – $ 375 $325 – $345 R&D Now generating cash for the full year $ 50 – $ 75 ( $25) - $25 ( $25) - $25 ($ 75) – ($ 50) C hange in cash 2024 guidance: raising expectations for revenue, gross margin and cash inflow 13 NOTE: Cash (outflow) inflow is calculated as the sum of GAAP net cash provided by (used in) operating activities, GAAP net ca sh provided by (used in) financing activities, and GAAP net cash provided by (used in) investing activities for purchases of property and equipment, investment in related party, and acquisition of assets.

©2024 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution. ® 14